UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2013

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As of September 30, 2012, Liberty Global, Inc. (Liberty Global) indirectly owned 50.2% of Telenet Group Holding NV
(Telenet). Telenet, a consolidated subsidiary of Liberty Global, is a separate public company with shares listed on the Euronext
Brussels Stock Exchange under the ticker symbol TNET. Telenet is a leading provider of cable television, high-speed internet access and fixed and mobile telephony services in Belgium.

On January 18, 2013, a subsidiary of Liberty Global published in Belgium a notification regarding the results of Liberty Global's voluntary and conditional cash offer (the Offer) for the outstanding shares and other securities giving access to voting rights of Telenet that Liberty Global did not already own or that are not held by Telenet. The English version of the notification, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.

Upon completion of the Offer, Liberty Global indirectly owns 58.4% of the issued and outstanding shares of Telenet.

This Current Report on Form 8-K and the information contained in the Press Release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: January 18, 2013

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